UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 4, 2016

NORTHWEST BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35737	94-3306718
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 800 Bethesda, MD 20814
(Address of principal executive offices)

(204) 497-9024
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 4, 2016, Northwest Biotherapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with certain investors (the “Purchasers”), for a registered direct offering (the “Offering”) of 7,400,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at the purchase price of $0.50 per share, and warrants (the “Warrants”) to purchase an additional 3,700,000 shares of Common Stock at an exercise price of $0.60 per share (the “Warrant Shares”, collectively with the Common Stock and the Warrants, the “Securities”). The Warrants shall expire in five years.

The Company and the Purchasers consummated the purchase and sale of the Securities (the “Closing”) on July 6, 2016. The Company raised gross proceeds of $3,700,000 and net proceeds of approximately $3,300,000, after deducting aggregate placement agent fees of $296,000, attorneys’ fees, and other expenses.

The offer and sale of the Securities in the registered direct offering is registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s shelf registration statement on Form S-3, as amended (File No. 333-207976), which became effective on December 22, 2015, and Form S-3 MEF (File No. 333- 209895) which was filed and effective on March 2, 2016. The Company, pursuant to Rule 424(b) under the Securities Act of 1933, has filed with the Securities and Exchange Commission a prospectus supplement relating to the Offering. The Securities were issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission prior to the issuance thereof.

The exercise price of the Warrants is subject to adjustment in the case of customary events such as stock splits, stock dividends or other distributions on shares of common stock or any other equity or equity equivalent securities payable in shares of common stock, stock combinations, reclassifications or similar events affecting our Common Stock, and also, subject to limitations, upon any distribution of assets, including cash, stock or other property to our stockholders. The exercise of the Warrants is subject to certain beneficial ownership and other limitations set forth in the Warrants.

In connection with the Offering and the concurrent private placement, the Company engaged Chardan Capital Markets LLC (the “Placement Agent”) to act as its exclusive placement agent. The Company agreed to pay the Placement Agent a cash placement fee equal to 8% of the gross proceeds received by the Company in the registered offering, plus a non-accountable expense allowance equal to $25,000.

The foregoing is only a summary of the material terms of the documents related to the Offering. The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The foregoing description of the Warrants is qualified in its entirety by reference to the Common Stock Purchase Warrant, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated herein by reference. The applicable Placement Agent Agreement with Chardan Capital Markets LLC is filed as Exhibit 10.3 to this Current Report on Form 8-K, respectively, which is incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits.

Exhibit Number	Description

10.1	Securities Purchase Agreement, dated July 4, 2016, by and between Northwest Biotherapeutics, Inc. and certain purchasers

10.2	Form of Common Stock Purchase Warrant

10.3	Placement Agent Agreement, dated July 4, 2016, by and between Northwest Biotherapeutics, Inc. and Chardan Capital Markets LLC, as placement agent
99.1	Press Release dated July 5, 2016

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: July 11, 2016	By:	/s/ Linda F. Powers
Name: Linda F. Powers Title: Chief Executive Officer

INDEX OF EXHIBITS

Exhibit Number	Description

10.1	Securities Purchase Agreement, dated July 4, 2016, by and between Northwest Biotherapeutics, Inc. and certain purchasers

10.2	Form of Common Stock Purchase Warrant

10.3	Placement Agent Agreement, dated July 4, 2016, by and between Northwest Biotherapeutics, Inc. and Chardan Capital Markets LLC, as placement agent
99.1	Press Release dated July 5, 2016